                                                                  EXHIBIT 10.11


DECEMBER 12, 2003


James Rudis
President and Chief Executive Officer
Overhill Farms, Inc.
2727 East Vernon Avenue
Vernon, CA  90058

             Re: Waiver Letter
                 -------------

Dear Mr. Rudis:

         We refer to that certain Second Amended and Restated Securities Purchase Agreement dated as of April 16, 2003, as amended by a First Amendment to Second Amended and Restated Securities Purchase Agreement dated as of May 16, 2003, as amended further by a Second Amendment to Second Amended and Restated Securities Purchase Agreement dated as of June 19,2003, and as amended further by a Third Amendment to Second Amended and Restated Securities Purchase Agreement dated as of October 31, 2003 (as so amended, the "SECURITIES PURCHASE AGREEMENT"), by and among Overhill Farms, Inc., a Nevada corporation (the "COMPANY"), the entities from time to time parties thereto as Guarantors and Levine Leichtman Capital Partner II, L.P. (the "PURCHASER"). Unless otherwise indicated, all capitalized terms used and not defined herein have the meanings ascribed to them in the Securities Purchase Agreement.

1.   Waiver of Specified Event of Default.
     -------------------------------------

         The Company has advised the Purchaser that the Company failed to perform, comply with and observe the Minimum Net Working Capital requirements set forth in Section 9.14(g) of the Securities Purchase Agreement in that Net Working Capital for the "fiscal month" ended October 26, 2003, was less than the minimum amount required by Section 9.14(g) (the "SPECIFIED EVENT OF DEFAULT"). The Specified Event of Default constitutes an Event of Default under Section 11.1(b)(ii)(z) of the Securities Purchase Agreement. Accordingly, the Company has requested that the Purchaser waive the Specified Event of Default as of October 26, 2003.

         At the request of the Company, and pursuant to Section 11.5 of the Securities Purchase Agreement, the Purchaser waives the Specified Event of Default as of October 26, 2003. The waiver provided for in this Section 1 shall be limited solely to the

James Rudis
Overhill Farms, Inc.
December 12, 2003


Specified Event of Default and shall not give rise to any obligation whatsoever on the part of the Purchaser to grant any waivers in the future.

2.   General Matters.
     ----------------

         In order to induce the Purchaser to grant the waiver provided for herein, the Company hereby represents and warrants to the Purchaser that, as of the Third Amendment Effective Date, no Default or Event of Default has occurred or is continuing.

         This waiver letter is being delivered without prejudice to the rights, remedies or powers of the Purchaser under or in connection with the Securities Purchase Agreement, the Note, the other Investment Documents, Applicable Laws or otherwise, and shall not constitute or be deemed to constitute an amendment or other modification of, or a supplement to, the Securities Purchase Agreement, the Note or any other Investment Document. In addition, except as expressly provided in Section 1 above with respect to the waiver of the Specified Event of Default, nothing contained in this letter is intended to or shall be construed as a waiver of any breach, violation, Default or Event of Default, whether past, present or future, under the Securities Purchase Agreement, the Note, the Collateral Documents or any other Investment Document, or a forbearance by the Purchaser of any of its rights, remedies or powers against the Company Parties (or any of them) or the Collateral. The Purchaser hereby expressly reserves all of its rights, powers and remedies under or in connection with the Securities Purchase Agreement, the Note and the other Investment Documents and Applicable Law, whether at law or in equity. All of the provisions of the Securities Purchase Agreement, the Note and the other Investment Documents shall remain in full force and effect.



                            [SIGNATURE PAGE FOLLOWS]

James Rudis
Overhill Farms, Inc.
December 12, 2003


         Please acknowledge your agreement with the foregoing by signing this waiver letter in the space indicated below and returning a signed copy to us as soon as possible.

                                                          Sincerely yours,

                                                          /s/ Steven E. Hartman
                                                          ---------------------
                                                          Steven E. Hartman

AGREED:
-------

OVERHILL FARMS, INC., a Nevada
corporation


By:  /s/ James Rudis
     -------------------------------------
     James Rudis
     President and Chief Executive Officer


cc:  Gregg A. Amber, Esq.
     Mitchell S. Cohen, Esq.

                                     - 3 -